UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
August 8, 2005

ESCHELON TELECOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50706	41-1843131
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices)

Registrant’s telephone number, including area code:
(612) 376-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a)          Amendment to Articles of Incorporation or Bylaws.

Effective August 8, 2005, Eschelon Telecom, Inc. (the “Corporation”) adopted a Seventh Amended and Restated Certificate of Incorporation (the “Certificate”). Effective August 9, 2005, the Corporation adopted Amended and Restated By-Laws (the “By-Laws”).  The principal reason for the adoption of the Certificate and the By-Laws is to adopt certain measures designed to make the Corporation less vulnerable to a hostile takeover bid.  These anti-takeover defensive measures include the following:

(i)                                     permitting amendment of certain provisions of the Certificate only by a vote of two-thirds (2/3) of the combined voting power of the stockholders;

(ii)                                  eliminating the right of stockholders to take action except at a meeting of stockholders;

(iii)                               requiring advance notice of stockholder nominations for directors;

(iv)                              requiring advance notice of business to be brought before annual or special stockholders’ meetings by stockholders;

(v)                                 requiring that only the board of directors, the Chairman of the Board, the President or the Chief Executive Officer or a majority of the stockholders are permitted to call special meetings of stockholders; and

(vi)                              granting the board of directors the right to set the rights, preferences, privileges and restrictions of any class or series of the Corporation’s authorized and unissued preferred stock.

The Certificate and By-Laws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01               Other Events.

(a)           On August 9, 2005, the Corporation consummated its initial public offering of 5,357,143 shares of its common stock, $0.01 par value per share, at a price of at $14.00 per share, as further detailed in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.  The offering resulted in net proceeds to the Corporation of $69.8 million..

(b)           On August 10, 2005, the Corporation’s wholly-owned subsidiary, Eschelon Operating Company, elected to redeem 35%, or $57,750,000 aggregate principal amount at maturity, of its outstanding 8 3/8% Senior Second Secured Notes Due 3/15/2010 (the “Notes”), on September 15, 2005, at the redemption price of $56,705,602.80.  Following the redemption, the aggregate principal amount at maturity of the Notes remaining outstanding will be $107,250,000.

Item 9.01(c)          Exhibits

3.1*                          Seventh Amended and Restated Certificate of Incorporation of Eschelon Telecom, Inc.

3.2*                          Amended and Restated By-Laws of Eschelon Telecom, Inc.

99.1                           Press Release dated August 9, 2005

*                  Incorporated herein by reference to Eschelon Telecom, Inc. Registration Statement on Form S-1, No. 333-124703 (as filed with the Commission on July 8, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCHELON TELECOM, INC.

	By:	/s/ Geoffrey M. Boyd
Geoffrey M. Boyd
Chief Financial Officer

Date: August 12, 2005

INDEX TO EXHIBITS

3.1*         Seventh Amended and Restated Certificate of Incorporation of Eschelon Telecom, Inc.

3.2*         Amended and Restated By-Laws of Eschelon Telecom, Inc.

99.1         Press Release dated August 9, 2005

*                                        Incorporated herein by reference to Eschelon Telecom, Inc. Registration Statement on Form S-1, No. 333-124703 (as filed with the Commission on July 8, 2005).